                                                                   EXHIBIT 10.31

                           FORM OF REVOLVING LOAN NOTE

$________________________                                    June 27, 2001

    FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of _____________Dollars ($____________), or such lesser principal amount of Revolving Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of June 27, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, Royal Bank of Canada and The Bank of New York, as Co-Syndication Agents, and The Royal Bank of Scotland plc and Bank One, N.A., as Co-Documentation Agents.

    The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. Subject to
Section 10.10 of the Agreement, if any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

    This Note is one of the Revolving Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

    The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note, except to the extent otherwise expressly provided in the Agreement or in any other Loan Document.


                                       Exhibit 10.31 - 1

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     BJ SERVICES COMPANY





                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------







                                       Exhibit 10.31 - 2


                        REVOLVING LOANS AND PAYMENTS WITH RESPECT THERETO


                                                        AMOUNT OF
                                                       PRINCIPAL OR   OUTSTANDING
                                           END OF        INTEREST      PRINCIPAL
                TYPE OF      AMOUNT OF    INTEREST      PAID THIS       BALANCE      NOTATION
      DATE     LOAN MADE     LOAN MADE     PERIOD          DATE        THIS DATE      MADE BY
------------------------------------------------------------------------------------------------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------

  ---------    ---------     ---------    ---------    ------------   -----------    ---------


                                       Exhibit 10.31 - 3


                             FORM OF SWING LINE NOTE

$________________________                                   June 27, 2001

      FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _________________________ ("Swing Line Lender"), on the date when due in accordance with the Credit Agreement referred to below, the aggregate principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Borrower under that certain Credit Agreement, dated as of June 27, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, Royal Bank of Canada and The Bank of New York, as Co-Syndication Agents, and The Royal Bank of Scotland plc and Bank One, N.A. as Co-Documentation Agents.

      The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

      All payments of principal and interest shall be made to the Swing Line Lender in Dollars in immediately available funds at its Lending Office.

      Subject to Section 10.10, if any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

      This Note is the Swing Line Note referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

      The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note, except to the extent otherwise expressly provided in the Agreement or in any other Loan Document.


                                Exhibit 10.31 - 4

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                   BJ SERVICES COMPANY





                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------









                                       Exhibit 10.31 - 5


                      SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO

                                   AMOUNT OF
                                  PRINCIPAL OR
                 AMOUNT OF     INTEREST PAID THIS    OUTSTANDING PRINCIPAL
      DATE       LOAN MADE            DATE             BALANCE THIS DATE       NOTATION MADE BY
-------------------------------------------------------------------------------------------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------

 -----------     ---------     -------------------   ---------------------     ----------------



                                       Exhibit 10.31 - 6